Exhibit 10.9

CONFIDENTIAL

EXECUTION VERSION

AGREEMENT REGARDING LICR TECHNOLOGY

This Agreement Regarding LICR Technology (“Agreement”), effective as of July 9, 2015, is by and between Ludwig Institute for Cancer Research, a Swiss not-for-profit entity with a principal office at Stadelhoferstrasse 22, 8001 Zurich, Switzerland (“LICR”), Recepta Biopharma S.A., a Brazilian corporation with a principal office at Rua Tabapuã, 1123 conj 36, Itaim Bibi, São Paulo, SP, CEP 04533 - 014, Brazil (“Recepta”) and Mersana Therapeutics, Inc., a Delaware corporation with a principal office at 840 Memorial Drive, Cambridge, MA 02139 (“Mersana”).  LICR, Recepta and Mersana are collectively referred to herein as the “Parties” and each individually as a “Party”.

WHEREAS LICR and Recepta entered into that certain Research, Development and License Agreement dated as of October 10, 2006 and amended on February 14, 2012 and April 10, 2012 (as amended, the “LICR Agreement”), providing for the license of certain LICR Technology (as defined in the LICR Agreement) by LICR to Recepta as set forth therein;

WHEREAS, certain of the LICR Technology that relates to the humanized antibody NaPi2b is referred to in the LICR Agreement as “[***]” (such LICR Technology, the “[***] Technology”);

WHEREAS,  Recepta  is  planning  to  license  certain  rights  to  Mersana,  including,  without limitation,  a  sublicense  of  the  [***]  Technology  licensed  by  LICR  to  Recepta  under  the  LICR Agreement,  pursuant  to  the    License,  Development  and  Commercialization  Agreement  in  the  form attached hereto as Exhibit A (the “Sublicense Agreement”);

WHEREAS, the Parties recognize that the Sublicense Agreement will be beneficial to the Parties, and that the Parties desire that Recepta and Mersana execute the Sublicense Agreement; and

WHEREAS, the Parties desire to enter into this Agreement to, among other things, provide for certain rights and assurances to Recepta and Mersana that Recepta and Mersana will receive and continue to enjoy all the rights and licenses granted to them, respectively, under the LICR Agreement and the Sublicense Agreement in relation to the [***] Technology.

NOW THEREFORE, the Parties hereby agree as follows:

1.          Preservation of License Rights.   In the event that (i) the LICR Agreement is terminated for any reason and (ii) Recepta thereupon ceases to possess a license to, and does not otherwise control, the [***] Technology or any portion thereof, such that Mersana’s sublicense of the [***] Technology (or such portion thereof) under the Sublicense Agreement is no longer valid, then, in each such case, notwithstanding anything to the contrary contained in the LICR Agreement, the Parties agree that, at the option of Mersana, on written notice to LICR and Recepta (and provided that Mersana is not in breach of any of its obligations under the Sublicense Agreement): (a) subject to the foregoing and to the remaining provisions of this Agreement, including clause 1(c), below, LICR shall, and hereby does, grant a direct right and license to Mersana with respect to the [***] Technology (or such portion thereof), on the terms of the LICR Agreement relevant to the [***] Technology, which license shall be reflected in a written agreement reflecting such terms that LICR and Mersana agree to promptly prepare and execute following such election on the part of Mersana; (b) without prejudicing any rights or remedies Mersana may have as a result of such termination of the LICR Agreement, Mersana shall have no further obligations to Recepta under  Article  9  of  the  Sublicense  Agreement  with  respect  to  the  [***]  Technology;  (c)  if  such termination of the LICR Agreement is pursuant to Section 8.2(b) thereof, as a result of Recepta’s material

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

breach, then, notwithstanding anything in the Sublicense Agreement to the contrary, Mersana shall pay all amounts  owing  to  Recepta  in  respect  of  milestones  and  royalties  accruing  under  the  Sublicense Agreement after the effective date of such termination to LICR directly and Mersana shall have no obligation under the Sublicense Agreement or otherwise to pay such amounts to Recepta; and (d) LICR, Recepta and Mersana shall take such further actions as are reasonably necessary to carry out the intent of this Agreement, including without limitation the preservation of rights and licenses granted to Mersana under the Sublicense Agreement. For clarity, LICR shall look only to Recepta with respect to the events giving rise to any termination of the LICR Agreement and Mersana shall have no liability to LICR in connection therewith.

2.                                      Patent Prosecution and Infringement Claims.

a.          LICR agrees that it will prepare, file, prosecute and maintain LICR Patents (as defined in the LICR Agreement) comprising the [***] Technology in all jurisdictions as Mersana or Recepta may specify in writing, at Mersana’s expense, subject to Section 4.3(b) of the LICR Agreement. The parties agree that Mersana may elect to reimburse LICR for such expenses directly, in which case Mersana  shall  not  be  obligated  to  reimburse  Recepta  pursuant  to  Section  9.1.1  of  the  Sublicense Agreement for any costs or expenses in relation to LICR’s conduct of such activities that are reimbursed directly by Mersana, but Mersana shall notify Recepta in writing of all such expenses and reimbursements thereof that it makes to LICR.

b.          As used in this Agreement, “Infringement Claims” means any nullity actions or declaratory judgment actions involving, or any alleged or threatened infringement of, any patent rights comprising the [***] Technology licensed to Recepta under the LICR Agreement or misappropriation of intellectual property comprising such patent rights, or any action in which any Party or any of such Party’s respective affiliates shall be individually named as a defendant in a legal proceeding by a third party  alleging  infringement  of  any  such  patent  rights  or  misappropriation  of  any  such  intellectual property, in each case that are brought anywhere in the world with respect to the Field (as defined in the Sublicense Agreement) while the Sublicense Agreement is in effect.

c.          Notwithstanding anything in the LICR Agreement to the contrary, in the event of any Infringement Claims, LICR shall not exercise its rights under Sections 4.5(b)(ii) or 4.5(b)(iii) of the LICR Agreement to take appropriate action against any person directly or contributorily infringing the relevant patent rights unless neither Mersana nor Recepta responds to, defends or prosecutes such Infringement Claim as provided in Section 9.4 of the Sublicense Agreement.

d.          Notwithstanding anything in the LICR Agreement to the contrary, in the event Mersana responds to, defends or prosecutes such Infringement Claim as provided in Section 9.4 of the Sublicense Agreement: (i) LICR will cooperate with Mersana and its legal counsel, join in such suits as may be brought by Mersana, and be available at Mersana’s reasonable request to be an expert witness or otherwise to assist in such proceedings at Mersana’s expense; (ii) legal fees and other costs and expenses of Mersana associated with such response or defense shall be paid by Mersana; (iv) legal fees and other costs and expenses associated with such response or defense incurred by LICR at Mersana’s request shall be paid by Mersana; and (v) any amounts recovered from Third Parties in connection with such response or defense shall be applied as set forth in the Sublicense Agreement.  Mersana shall pay, or, if applicable, reimburse Recepta or LICR for, any amounts that may be owing to [***] (as defined below) or [***] (as defined below) by virtue of their participation or cooperation in relation to any Infringement Claim as requested by Mersana.

3.                               Status of LICR Agreement; Relationship to Sublicense Agreement.

a.          LICR and Recepta each hereby represent and warrant that, as of the Effective Date, (i) the LICR Agreement is in full force and effect, (ii) except as set forth in the Section 3(b) below,

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

LICR and Recepta are in full compliance with all of the terms and conditions of the LICR Agreement and (iii)  the  execution,  delivery  and  performance  of  this  Agreement  and  the  Sublicense  Agreement  by Recepta, shall not constitute a breach of the LICR Agreement.

b.          The Parties acknowledge and agree that as of the Effective Date, one or more of the Project Development Milestones (as defined in the LICR Agreement) listed in Section 2.4 of the LICR Agreement have not been achieved as contemplated in the LICR Agreement.   Any failure to achieve the Project Development Milestones for any reason is not now and will not in the future be deemed a breach of the LICR Agreement and LICR hereby waives any and all claims for damages or any other remedies it may have against Recepta and/or Mersana, whether or not now existing, arising out of any such failure.  LICR agrees that (i) Mersana’s performance of the Sublicense Agreement shall be deemed to satisfy Recepta’s diligence obligations in respect of the [***] Antibody under Section 2.4 of the LICR Agreement and otherwise and (ii) Recepta’s delivery to LICR of such development plans as Mersana provides to Recepta from time to time under the Sublicense Agreement shall satisfy Recepta’s obligations under section 2.6 of the LICR Agreement.

4.          Enforcement of Side Letters.  While the Sublicense Agreement is in effect, LICR shall maintain in full force and effect, and, upon the request of Mersana, take all appropriate steps to enforce the terms of that certain side letter between LICR and [***], and that certain side letter between LICR and [***]  (collectively, the “Side Letters”), to the extent that the terms of the Side Letters apply to Mersana or the [***] Technology.  Without limiting the foregoing, LICR shall not amend, replace or assign any of its rights under either of the Side Letters or its other agreements with [***] referenced in the Side Letters in any manner that affects the [***] Technology, without Mersana’s prior written approval.

5.                                      Miscellaneous.

a.          The Parties hereby acknowledge and agree that references to a party to a given agreement shall include any successor to such party to such agreement, including, without limitation, by operation of this Agreement.  The Parties further agree and acknowledge that the rights and obligations of a Party under this Agreement shall be binding on, and inure to the benefit of, its successors and assigns, including, without limitation, a successor or assign with respect to the LICR Agreement or the Sublicense Agreement, as applicable.

b.          This Agreement may be executed by the Parties hereto in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Facsimile signatures (including scanned .PDF versions) shall be deemed to be originals.

c.          This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York, without regard to its conflicts of laws rules.

d.          The  Parties  intend  for  this  Agreement  to  be  an  amendment  of  the  LICR Agreement as and to the extent set forth herein.

e.          No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized representative of each Party.

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[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the date first written above.

RECEPTA BIOPHARMA, S.A.

By:	/s/ José Fernando Perez
Name:	José Fernando Perez
Title:	President

LUDWIG INSTITUTE FOR CANCER RESEARCH

By:	/s/ Edward A. McDermott, Jr.
Name:	Edward A. McDermott, Jr.
Title:	President

MERSANA THERAPEUTICS, INC.

By:	/s/ Eva M. Jack
Name:	Eva M. Jack
Title:	Chief Business Officer

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.

Exhibit A

Sublicense Agreement

[See attached]

[***] Portions of this exhibit have been redacted pursuant to a confidential treatment request. An unredacted version of this exhibit has been filed separately with the Commission.